UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21681
                                                     ---------

                       Old Mutual/Claymore Long-Short Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
      --------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2008
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

   SEMIANNUAL
       REPORT
June 30, 2008
  (Unaudited)

                        Old Mutual/Claymore Long-Short Fund  |  OLA

GRAPHIC: OLD MUTUAL ASSET MANAGEMENT

LOGO: CLAYMORE(SM)
                                                       www.oldmutualclaymore.com

                                                  ... YOUR COURSE TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                             OLD MUTUAL/CLAYMORE LONG-SHORT FUND


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.OLDMUTUALCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Analytic Investors, LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Dear SHAREHOLDER |


We are pleased to submit the semi-annual shareholder report for the Old Mutual/Claymore Long-Short Fund (the "Fund") for the six months ended June 30, 2008. The Fund's investment objective is to provide a high level of current income and gains with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities utilizing a long/short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund also seeks to enhance returns through an asset allocation strategy that involves purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets.

Analytic Investors, Inc. ("Analytic") is the Fund's investment sub-adviser. The firm, established in 1970, is an affiliate of Old Mutual (US) Holdings Inc., more commonly known as Old Mutual Asset Management. Analytic specializes in the creation and continuous management of optioned-equity and optioned-debt portfolios for mutual funds, foundations, insurance companies, endowments, profit-sharing plans, funds of hedge funds, and individual investors.
As of June 30, 2008, Analytic managed or supervised approximately $11.3 billion in assets.

We believe that the Fund provides shareholders with the potential to outperform the S&P 500 Index over full market cycles through its unique multi-strategy approach to investing. Analytic has employed the Fund's strategy for nearly three decades in other investment products for institutional and retail investors. While the Fund's options overlay has similarities to a covered call fund, the Fund's long/short equity security selection and its asset allocation makes it different. We believe that this multi-strategy approach provides opportunities unavailable in a traditional covered call fund.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For thE six-month period ended June 30, 2008, the Fund provided a total return based on market price of -8.51% and -10.13% on an NAV basis. On June 30, 2008, the Fund's closing market price was $13.23, which represented a discount of 12.90% to NAV of $15.19. The Fund's closing market price of $15.33 on December 31, 2007, represented a discount of 13.83% to NAV of $17.79. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.


                                           SemiAnnual Report | June 30, 2008 | 3

OLA | Old Mutual/Claymore Long-Short Fund | DEAR SHAREHOLDER continued


We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 24 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund's most recent quarterly dividend of $0.40, paid on June 30, 2008, represents an annualized distribution rate of 12.09%, based on the Fund's closing market price of $13.23 on June 30, 2008.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about Analytic's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.oldmutualclaymore.com.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Old Mutual/Claymore Long-Short Fund



4 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund

QUESTIONS & ANSWERS |

DENNIS M. BEIN, CFA
CHIEF INVESTMENT OFFICER, PORTFOLIO MANAGER
ANALYTIC INVESTORS, INC.

As Chief Investment Officer, Dennis Bein oversees the implementation of Analytic's investment strategies. He is a major contributor to the firm's ongoing research efforts as well as to the new product development efforts and strategy applications. As Portfolio Manager, Bein directs the Fund's management team on day-to-day portfolio management and research related to the Fund's equity-based investment strategies. Bein joined Analytic in 1995 and has worked as investment professional since 1990. He is a CFA charterholder and earned an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside.

The Old Mutual/Claymore Long-Short Fund (the "Fund") is managed by Analytic Investors, Inc. In the following interview, Chief Investment Officer and Portfolio Manager Dennis Bein, CFA, explains the factors that impacted the Fund's performance for the semi-annual period ended June 30, 2008.


--------------------------------------------------------------------------------
BEFORE WE DISCUSS PERFORMANCE, WILL YOU REMIND US OF THE FUND'S INVESTMENT OBJECTIVE AND EXPLAIN HOW YOUR INVESTMENT STRATEGY SEEKS TO ACHIEVE IT?

The Fund's primary investment objective is to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve these objectives by investing in a diversified portfolio of common stocks and other equity securities, utilizing a long and short strategy and opportunistically employing a strategy of writing (selling) calls on equity indices, sectors and, to a lesser extent, on individual securities held in the Fund's portfolio.

We utilize quantitative models to develop an equity portfolio that offers the potential for capital appreciation over time. The portfolio is constructed with a level of diversification and risk similar to that of the Standard & Poor's 500 Index ("S&P 500"), but is designed with the objective of outperforming the index over a full market cycle by having its long positions invested in the stocks that we believe will outperform, while selling short the stocks that we believe will underperform.(1) To generate income and help reduce volatility, we then apply a call options overlay. Finally, to potentially enhance returns, we also engage in asset allocation strategies by purchasing or selling futures contracts on U.S. or foreign securities indices as well as foreign currency forward contracts and other assets.


--------------------------------------------------------------------------------
WILL YOU TELL US MORE ABOUT THE SPECIFICS OF YOUR PROCESS?

There are three components of the strategy that we believe make the Fund unique among covered call funds.

STOCK SELECTION. We begin by analyzing stock characteristics rather than focusing on individual stocks as many investment managers do. Our quantitative review is based on sophisticated mathematical models focused on variables that cover multiple dimensions of a stock's value, such as its valuation, growth potential, historical return patterns, liquidity and risk. The models identify characteristics that investors are currently rewarding or punishing by examining a universe of approximately 3,000 stocks to determine which financial characteristics are shared by the market's largest gaining or losing stocks. Stocks possessing favorable characteristics are ranked and become candidates for the long portfolio. Stocks that possess unfavorable characteristics are candidates for the short portfolio. Ultimately a portfolio of at least 75 highly-ranked stocks is combined with short positions of at least 20 low-ranked stocks. We monitor the portfolio on a real-time basis using our proprietary management system, which identifies media events or changes in fundamental factors that are potentially significant for the portfolio holdings. However, we trade securities only when we believe the incremental return potential will exceed the associated transaction costs.

OPTIONS OVERLAY. Our process is unique because we typically do not write (sell) call options on individual securities held in the Fund's portfolio as a traditional covered call fund might. We prefer to sell options on indices because we have strong convictions about the stocks held in the Fund's portfolio. This strategy helps preserve the upside potential of the Fund's individual equity holdings, which is more important to us than giving away the upside potential of the market sectors on which we have written the calls. We believe giving away market or sector upside potential in exchange for lower overall volatility and a higher yield provided by the call options premiums benefits the Fund.

ASSET ALLOCATION. We also engage in asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indices, foreign currencies and other assets. This enables us to attempt to enhance Fund returns, to hedge against market and other risks in the portfolio and to obtain market



(1) The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks that cover approximately 75% of the U.S. equity market. It is a widely used gauge of the overall performance of the U.S. equity market. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
WHAT IS A SHORT SALE?

A short sale is three-step trading strategy that seeks to capitalize on an anticipated decline in the price of a security. First, arrangements are made to borrow shares of the security, typically from a broker. Next, the investor will sell the borrowed shares immediately in the open market with the intention of buying them back at some point in the future. Finally, to complete the cycle, at a later date the investor will repurchase the shares (hopefully at a lower price) and will return them to the lender. In the end, the investor will receive the difference if the share price falls, but will of course incur a loss if it rises.
--------------------------------------------------------------------------------


                                           SemiAnnual Report | June 30, 2008 | 5

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WHAT IS AN INDEX OPTION?

An index option is a contract which gives the buyer the right to participate in market gains over and above (in the case of a call) or below (in the case of a put) a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of an index call option is obligated, until the expiration date, to pay the holder of the option the difference between the index price and the option's strike price, upon the holder's request. The price of the option is determined from trading activity in the options market and generally reflects the relationship between the current price for the index and the strike price, as well as the time remaining until the expiration date.
--------------------------------------------------------------------------------


exposure with reduced transaction costs. Essentially we take long and short equity markets and currency futures positions based on our global research models.

--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF EQUITY MARKETS DURING THE FIRST HALF OF 2008?

The first half of 2008 was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the final few months of 2007, what began as a correction in the sub-prime housing market accelerated into the worst financial crisis in decades, with profound implications for the entire U.S. economy and related effects on global markets and economies. By early 2008, financial markets had become quite risk-averse, as demonstrated by wider credit spreads (the difference between yields on U.S. Treasury securities and debt securities that carry credit risk), severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. As mid-year 2008 approached, U.S. markets were faced with additional bad news, including capital and liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, as well as rising unemployment.

Essentially all broad domestic equity indices posted negative returns for this period. The S&P 500, which is generally regarded as a good indicator of the broad stock market, returned -11.91% for this period. The only industry sectors within the S&P 500 with positive returns for this period were energy, materials and utilities; the weakest sector by far was financials.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

The Fund successfully met its primary investment objective of generating a high level of current income through a combination of net investment income and net realized gains. The Fund provided investors with consistent quarterly distributions of $0.40 per share during the first half of 2008. This represents an annualized distribution rate of 12.09% based upon the closing market price of $13.23 on June 30, 2008. Each of the distributions was accompanied by a letter detailing the expected characterization of the distribution for tax purposes. (These letters are also posted on the Fund's web site at www.claymore.com.) We currently anticipate most, if not all, of the quarterly distributions will be sourced from returns of capital. However, the final determination of the source of distributions for tax purposes will be made in January 2009. If a distribution rate is largely comprised of sources other than income, it may not be reflective of fund performance.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six-month period ended June 30, 2008, the Fund provided a total return based on market price of -8.51% and -10.13% on an NAV basis. On June 30, 2008, the Fund's closing market price was $13.23, which represented a discount of 12.90% to NAV of $15.19. The Fund's closing market price of $15.33 on December 31, 2007, represented a discount of 13.83% to NAV of $17.79. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

Although the Fund's return on both an NAV and a market price basis was negative, it was above the -11.91% return of the S&P 500, but below the return of the CBOE S&P 500 BuyWrite Index (the "BXM"), which was -5.89%.(2) When comparing the Fund's performance to the S&P 500 and BXM, it is important to remember that while the Fund invests primarily in domestic equities and call options, it also employs an asset allocation strategy. The equities outperformed the S&P 500, the options returns were positive, but the global asset allocation strategy detracted from the Fund's return, as losses within equity markets overshadowed gains within the currency portion of strategy.


--------------------------------------------------------------------------------
WILL YOU TELL US ABOUT THE CHARACTERISTICS FAVORED BY YOUR QUANTITATIVE MODEL DURING THE FIRST HALF OF 2008?

Analytic Investors' process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and we believe that portfolios that reflect these biases will add value in the long run. Investor behavior observed during the first six months of 2008 was consistent with that seen over recent years. As a result, Analytic's investment process was effective, benefiting from an emphasis on companies with attractive valuation characteristics, such as above-average cash-flow-to-price ratios and relative earning yields. In addition, avoiding companies with above-average trading volume as


(2) The BXM is an index that simulates an ongoing covered call strategy on the S&P 500 Index (the "S&P 500") and consists of an unmanaged portfolio of stocks upon which a one-month at-the-money call option on the S&P 500 is continuously written. It is not possible to invest directly in an index.


6 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


well as stocks with above-average financial leverage helped during the period as these companies underperformed. An overweight relative to the S&P 500 in companies with above-average projected earnings yield dampened performance over the period, as investors penalized this growth characteristic.


--------------------------------------------------------------------------------
WHICH DECISIONS REGARDING THE COMMON EQUITY PORTFOLIO HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

A major contributor to performance was a short position in Bear Stearns Cos. Inc. (not held in the portfolio at period end), which, on the brink of collapse after suffering significant losses from the subprime mortgage crisis, was taken over in March by another financial service firm at a fraction of its stock price a few days earlier. This position provides an example of the value of the complexity of our model, which includes approximately 70 factors. If we had analyzed Bear Stearns on just a few valuation factors, it would have looked attractive, but the insight provided by the full multi-factor model led to the decision to short the stock.

A long position in Big Lots, Inc. (0.5% of total common stocks, tracking stocks and securities sold short), also contributed positively, as its shares moved up sharply after the company raised its profit forecast.

A long position in Medco Health Solutions Inc. (1.2% of total common stocks, tracking stocks and securities sold short) also contributed to the Fund's return, as it did in 2007. This pharmacy benefits manager reported a significant increase in fourth quarter earnings due primarily to increased rates for generic drugs and improvement in its specialty pharmacy business.

Another notable long position that added value was Electronic Data Systems Corp.
(EDS) (0.7% of total common stocks, tracking stocks and securities sold short), a global business and technology services company. Its shares moved up sharply in May when Hewlett-Packard Co. announced that it had reached an agreement to acquire EDS at a significant premium to the prior stock price.


--------------------------------------------------------------------------------
WHICH AREAS OF THE EQUITY PORTFOLIO HURT PERFORMANCE?

Detracting from this portion of the Fund's performance was a short position in chewing gum manufacturer William Wrigley Jr. Company (less than 0.1% of total common stocks, tracking stocks and securities sold short). The company's shares rose when the privately owned confectionary giant Mars Inc. announced that it will be teaming up with billionaire Warren Buffet to purchase Wrigley.

A long position in Humana Inc. (0.1% of total common stocks, tracking stocks and securities sold short) a Fortune 500 company that markets and administers health benefit consumer services, also negatively impacted performance. Humana's share price dropped on news that the U.S. House of Representatives approved a bill that would shave billions of dollars from health plans that contract with the federal Medicare program.

A long position in Sun Microsystems, Inc. (0.9% of total common stocks, tracking stocks and securities sold short) further detracted from Fund performance, as the multinational vendor of computer software and information technology services reported a net loss and announced that up to 2,500 jobs may be cut.


--------------------------------------------------------------------------------
WHAT WAS THE IMPACT ON PERFORMANCE OF THE OPTIONS AND ASSET ALLOCATION PROGRAMS?

The net effect of the options program was positive during the period, as would be anticipated when equity markets are down. Options written on the S&P 500 and the AMEX Securities Broker/Dealer Index helped performance, while options sold on gold had a negative impact.(3)

The global asset allocation strategy detracted from returns during the period as losses in most world equity markets overshadowed gains within the currency portion of strategy. Valuation factors failed to predict directions of world equity markets, as they have since the third quarter of 2007, as markets appeared to react more to the changing economic environment than to measures of relative valuation. After very strong performance in the second half of 2007, returns to price momentum turned negative, as world equity markets moved lower in response to the spill-over effects of a slowing U.S. economy on higher-growth export economies. The equity component posted negative results, primarily from long positions in Germany, Italy and Hong Kong.

Within the currency portion of the strategy, the Fund experienced positive results from the interest differential factor as we had positive exposure to currencies such as the Australian dollar and the Norwegian krone which had high short-term interest rates. The interest differential factor is an element of our model that involves taking long or short positions in various currencies depending on their relative short-term interest rates, as currencies with higher interest rates historically have provided higher returns relative to currencies with lower interest rates even after accounting for near-term exchange rate movements.


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

The last few months have been a very difficult period for all investors, and we are hopeful that the worst may be over for the markets and the economy. However, important questions remain about the ultimate impact of credit problems in the U.S. and rising oil prices on world economies.

Analytic Investors intends to continue to emphasize stocks with above-average sales-per-share ratios. We intend also to focus on select companies with strong recent and projected earnings



(3) The AMEX Securities Broker/Dealer Index is an unmanaged equal dollar weighted index that is the most widely recognized indicator for the brokerage industry. It is not possible to invest directly in an index.


                                           SemiAnnual Report | June 30, 2008 | 7

OLA | Old Mutual/Claymore Long-Short Fund | QUESTIONS & ANSWERS continued


growth, while de-emphasizing companies with higher-than-average dividend yields. We anticipate continuing to seek to emphasize companies with above-average price momentum, while de-emphasizing companies with high financial leverage and above average trading volume.

We believe that the Fund's structure, with a long and short equity portfolio, an index options program to preserve upside potential of individual securities, and an asset allocation strategy for exposure to world markets has the potential to provide attractive returns in a wide variety of market conditions.


--------------------------------------------------------------------------------
OLA RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund's Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment. The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund will ordinarily have substantial exposure (both long and short) to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The Fund makes substantial use of short sales for investment and risk management purposes, including when Analytic anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund's portfolio. The Fund intends to take short equity positions in an amount equal to approximately 30% of the Fund's net assets at the time of sale, but reserves the flexibility to hold short positions of up 70% of net assets. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a potentially unlimited loss to the Fund.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, closing out short sales and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and shareholders' income from the Fund, would likely decline as well. Please see the "Distributions" section of the Prospectus for a description of other risks associated with the level, timing and character of the Fund's distributions.

There are various risks associated with the Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund's portfolio, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Equity Risk; Short Sale Risk; Options Risk, Management Risk; Tax Treatment of Distributions; Derivatives Risk; Counterparty Risk; Credit Risk; Income Risk; Medium- and Smaller-Company Risk; Focused Investment Risk; Interest Rate Risk; Liquidity Risk; Market Disruption and Geopolitical Risk; Leverage Risk; Foreign Investment Risk; Other Investment Companies Risk; and Inflation/Deflation Risk.


8 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund


Fund SUMMARY | AS OF JUNE 30, 2008 (unaudited)


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $13.23
Common Share Net Asset Value                     $15.19
Premium/(Discount) to NAV                       -12.90%
Net Assets ($000)                              $288,718
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 8/25/05)               MARKET            NAV
-------------------------------------------------------
Six Months                         -8.51%       -10.13%
One Year                          -22.17%       -15.65%
Since Inception - average annual   -5.22%         0.45%
-------------------------------------------------------

SECTOR BREAKDOWN                                     %*
-------------------------------------------------------
Financials                                        16.7%
Information Technology                            14.5%
Energy                                            12.0%
Consumer Discretionary                            11.8%
Consumer Staples                                  11.7%
Health Care                                       11.1%
Industrials                                        8.5%
Telecommunications                                 5.9%
Materials                                          4.9%
Utilities                                          2.9%
-------------------------------------------------------
* % of common stocks, tracking stocks and securities sold short
Securities are classified by sectors that represent broad groupings of related industries.


TOP TEN                                        % OF NET
LONG-TERM COMMON STOCKS                          ASSETS
-------------------------------------------------------
Exxon Mobil Corp.                                  5.7%
Chevron Corp.                                      3.6%
AT&T, Inc.                                         3.6%
General Electric Co.                               3.5%
Hewlett-Packard Co.                                2.9%
Microsoft Corp.                                    2.5%
JPMorgan Chase & Co.                               2.1%
Texas Instruments, Inc.                            2.0%
Boeing Co.                                         2.0%
News Corp., Class A                                1.9%
-------------------------------------------------------

                                               % OF NET
TOP FIVE SECURITIES SOLD SHORT                   ASSETS
-------------------------------------------------------
Leucadia National Corp.                            1.4%
Mylan, Inc.                                        1.2%
Fiserv, Inc.                                       1.2%
Hershey Co.                                        1.2%
Paychex, Inc.                                      1.2%
-------------------------------------------------------

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


Line Chart:
SHARE PRICE & NAV PERFORMANCE
Share Price       NAV
12/31/06     18.33             18.89
             18.51             19.12
             18.85             19.01
             18.45             18.91
             18.47             18.93
             18.48             18.95
             18.6              18.92
             18.65             19.02
             18.8              19.14
             18.84             19.2
             18.84             19.16
             18.75             19.17
             18.75             19.26
             18.59             19.19
             18.72             19.25
             18.85             19.44
             18.63             19.41
             18.76             19.31
             18.87             19.37
             19.02             19.52
             19.17             19.62
             19.15             19.77
             19.2              19.77
             19.24             19.71
             19.36             19.71
             19.26             19.75
             19.3              19.8
             19                19.77
             19.03             19.72
             19.3              19.78
             19.27             19.8
             19.12             19.74
             19.22             19.76
             19.24             19.8
             19.09             19.87
             19.21             19.82
             19.39             19.73
             19.38             19.68
             18.84             18.99
             19.05             18.96
             18.76             18.81
             18.66             18.56
             18.5              18.31
             18.73             18.57
             18.96             18.56
             18.87             18.81
             18.96             18.92
             18.97             18.92
             18.22             18.21
             18.12             18.07
             18.32             18.29
             18.4              18.18
             18.45             18.5
             18.42             18.54
             18.53             18.63
             18.52             18.79
             18.53             18.88
             18.36             18.83
             18.32             18.8
             18.32             18.68
             18.41             18.92
             18.59             18.91
             18.85             18.92
             18.93             18.99
             18.98             19.05
             19.12             19.14
             19.15             19.16
             19.04             19.29
             18.89             19.27
             18.93             19.24
             19.02             19.29
             19.07             19.42
             19.09             19.4
             18.95             19.31
             18.74             19.26
             18.86             19.54
             18.82             19.38
             18.76             19.3
             18.97             19.47
             18.96             19.42
             18.94             19.32
             18.68             19.3
             18.69             19.38
             18.85             19.43
             18.9              19.5
             18.86             19.51
             18.91             19.54
             18.78             19.55
             18.85             19.57
             18.65             19.46
             18.86             19.65
             18.8              19.59
             18.84             19.71
             18.89             19.77
             18.91             19.8
             18.97             20.01
             19.04             19.93
             18.92             19.97
             18.99             19.99
             18.88             19.83
             18.89             20.01
             18.98             19.98
             19.07             20.11
             19.2              20.11
             19.38             20.23
             19.49             20.19
             19.38             20.15
             19.1              19.91
             18.89             19.79
             19.16             19.97
             19.26             19.98
             18.98             19.85
             18.77             19.65
             18.91             19.78
             18.98             20.03
             19.15             19.91
             19.15             19.86
             18.98             19.75
             18.93             19.8
             18.91             19.64
             19                19.72
             18.99             19.61
             18.86             19.63
             18.8              19.77
             18.93             19.81
             19.18             19.93
             19.11             20.02
             19                19.95
             18.98             20.01
             18.99             20.03
             18.93             19.75
             18.91             19.8
             19.25             20.02
             19.05             20
             19.05             20.03
             18.94             19.95
             18.82             19.84
             18.77             19.91
             18.59             19.97
             18.37             19.81
             17.79             19.41
             17.67             19.43
             17.28             18.93
             17.12             18.76
             17.32             18.85
             17.55             18.97
             17.62             18.98
             17.62             18.98
             17.52             18.56
             17.44             18.77
             17.5              18.88
             17.4              18.87
             17.26             18.24
             16.88             18.29
             17                18.64
             16.71             18.4
             16.09             18.28
             15.9              17.8
             16.7              18.12
             16.93             18.04
             16.95             17.97
             17.3              18.18
             16.86             18.22
             17.22             18.42
             16.93             18.38
             16.4              18.02
             16.92             18.24
             16.93             18.27
             17.3              18.3
             17.3              18.46
             17.22             18.11
             17.23             18.16
             16.85             17.73
             16.68             17.67
             16.81             17.93
             16.24             17.54
             16.15             17.68
             16.05             17.54
             15.81             17.43
             16.17             17.77
             16.2              17.98
             16.07             17.9
             16.28             18.05
             16.25             17.99
             16.1              17.82
             16.03             18
             16.13             18.07
             16.14             18.07
             16.24             18.26
             16.33             18.24
             16.44             18.21
             16.37             18.24
             16.57             18.32
             16.49             18.34
             16.52             18.4
             16.33             18.42
             16.45             18.43
             16.42             18.52
             16.24             18.48
             16.06             18.35
             16.01             18.54
             16.22             18.47
             15.91             18.14
             15.95             18.09
             15.97             18.26
             15.95             18.25
             15.9              18.38
             16.05             18.47
             16.03             18.55
             15.86             18.48
             15.93             18.61
             15.65             18.27
             15.7              18.18
             15.47             18.09
             15.63             18.25
             15.3              17.87
             15.36             17.98
             15.31             17.6
             14.88             17.41
             15.08             17.75
             15.02             17.62
             14.62             17.43
             14.54             17.46
             14.5              17.11
             14.57             17.32
             14.5              16.99
             14.6              17.23
             14.41             16.96
             14.53             17.2
             14.85             17.71
             14.93             17.72
             15.21             17.92
             15.31             17.84
             15.16             17.67
             15.34             17.93
             15.51             18.07
             15.61             18.13
             15.59             18.21
             15.23             17.94
             14.98             17.75
             14.97             17.83
             14.96             17.61
             14.82             17.35
             14.82             17.5
             14.78             17.48
             14.76             17.62
             15.1              17.88
             15.73             17.98
             15.35             17.98
             15.22             17.87
             15.23             17.84
             15.33             17.79
             15.45             17.55
             15.65             17.6
             15.56             17.22
             15.49             17.34
             15.33             17.09
             15.26             17.35
             15.51             17.41
             15.35             17.16
             15.45             17.27
             15.19             16.91
             15.01             16.74
             14.58             16.5
             14.37             16.36
             14.1              15.75
             14.15             15.74
             14.22             16.04
             14.36             15.97
             14.59             15.97
             14.67             16.14
             14.9              16.23
             15.22             16.25
             15.28             16.3
             15.14             16.44
             14.81             16.08
             14.53             16
             14.6              15.9
             14.47             15.84
             14.54             15.89
             14.55             16.21
             14.86             16.39
             14.44             16.39
             14.39             16.38
             14.43             16.62
             14.58             16.61
             14.47             16.53
             14.53             16.55
             14.81             16.63
             15                16.66
             15.05             16.68
             14.84             16.58
             14.66             16.28
             14.46             16.3
             14.39             16.16
             14.32             16.43
             14.13             16.12
             14.03             15.99
             13.76             15.81
             14.3              16.22
             13.81             15.76
             13.8              15.67
             13.38             15.4
             13.09             15.12
             13.46             15.64
             12.94             15.35
             13.19             15.5
             13.37             15.54
             13.42             15.71
             13.33             15.66
             13.37             15.6
             13.34             15.64
             13.47             15.68
             13.83             16.06
             13.98             16.04
             13.98             15.96
             14.03             16.03
             13.97             16.15
             13.97             16.12
             13.85             16.07
             13.91             16.18
             13.7              16.04
             13.63             15.96
             13.66             15.96
             13.99             16.02
             13.9              16.1
             14.1              16.28
             14.13             16.27
             14                16.25
             14.04             16.46
             14.19             16.49
             14.32             16.44
             14.26             16.42
             14.19             16.47
             14.52             16.51
             14.51             16.48
             14.41             16.53
             14.45             16.46
             14.24             16.4
             14.41             16.41
             14.35             16.29
             14.49             16.48
             14.48             16.41
             14.54             16.56
             14.67             16.49
             14.75             16.55
             14.75             16.6
             14.64             16.46
             14.42             16.46
             14.47             16.47
             14.4              16.33
             14.47             16.43
             14.56             16.56
             14.69             16.54
             14.78             16.53
             14.67             16.35
             14.65             16.4
             14.66             16.34
             14.74             16.58
             14.39             16.22
             14.43             16.3
             14.42             16.09
             13.83             15.34
             13.66             15.45
             13.81             15.57
             13.76             15.55
             13.65             15.46
             13.64             15.18
             13.64             15.34
             13.49             15.15
             13.4              15.23
             13.28             15.2
             13.34             15.38
             13.19             15.09
             13.1              15.05
6/30/08      13.23             15.19


Bar Chart:
DISTRIBUTIONS TO SHAREHOLDERS
Mar 07       0.4
Jun 07       0.4
Sep 07       0.4
Dec 07       0.4
Mar 08       0.4
Jun 08       0.4

                                               % OF NET
FUND BREAKDOWN                                   ASSETS
-------------------------------------------------------
Long-Term Investments                            118.1%
Short-Term Investments                             8.9%
-------------------------------------------------------
Total Investments                                127.0%
Securities Sold Short                            -26.8%
Total Value of Options Written                    -1.2%
Other Assets less Liabilities                      1.0%
-------------------------------------------------------
Total Net Assets                                 100.0%
-------------------------------------------------------


                                           SemiAnnual Report | June 30, 2008 | 9

OLA | Old Mutual/Claymore Long-Short Fund

Portfolio of INVESTMENTS | JUNE 30, 2008 (UNAUDITED)


NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           LONG-TERM INVESTMENTS - 118.1%

           COMMON STOCKS - 117.3%

           CONSUMER DISCRETIONARY - 12.2%
   19,595  Amazon.Com, Inc. (a) (b)                 $  1,436,901
   61,618  Big Lots, Inc. (a) (b)                      1,924,946
    4,068  Clear Channel Communications, Inc.            143,194
    9,195  Coach, Inc. (a)                               265,552
   60,930  Comcast Corp., Class A                      1,155,842
   47,128  Darden Restaurants, Inc.                    1,505,268
   31,449  Expedia, Inc. (a)(b)                          578,033
  501,478  Ford Motor Co. (a)(b)                       2,412,109
   87,035  H&R Block, Inc.                             1,862,549
    8,116  Harman International Industries, Inc.         335,921
  250,425  Interpublic Group of Companies, Inc. (a)(b) 2,153,655
   16,593  Johnson Controls, Inc.                        475,887
   89,212  Newell Rubbermaid, Inc. (b)                 1,497,869
  373,715  News Corp., Class A (b)                     5,620,674
   41,488  Polo Ralph Lauren Corp. (b)                 2,604,617
   95,650  Snap-On, Inc. (b)                           4,974,757
  278,953  Time Warner, Inc. (b)                       4,128,504
   14,842  VF Corp. (b)                                1,056,454
   24,185  Wendy's International, Inc.                   658,316
   28,064  Wyndham Worldwide Corp.                       502,626
----------------------------------------------------------------
                                                      35,293,674
----------------------------------------------------------------
           CONSUMER STAPLES - 13.2%
   63,119  Altria Group, Inc. (b)                      1,297,727
   12,261  Anheuser-Busch Cos., Inc.                     761,653
   92,216  Archer-Daniels-Midland Co. (b)              3,112,290
   20,990  Brown-Forman Corp., Class B                 1,586,214
  194,033  Coca-Cola Enterprises, Inc. (b)             3,356,771
   57,826  Costco Wholesale Corp. (b)                  4,055,916
   75,191  Dean Foods Co. (a)(b)                       1,475,247
  150,768  Kroger Co. (b)                              4,352,672
   46,567  Molson Coors Brewing Co. - Class B (b)      2,529,985
   65,164  Philip Morris International, Inc. (b)       3,218,450
   37,862  Procter & Gamble Co. (b)                    2,302,388
    2,447  Sara Lee Corp.                                 29,976
  120,909  SYSCO Corp. (b)                             3,326,207
  251,050  Tyson Foods, Inc. - Class A (b)             3,750,687
   63,405  Walgreen Co. (b)                            2,061,296
   11,585  Wal-Mart Stores, Inc. (b)                     651,077
    1,592  WM Wrigley Jr. Co.                            123,826
----------------------------------------------------------------
                                                      37,992,382
----------------------------------------------------------------


NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           ENERGY - 16.2%
    4,430  Baker Hughes, Inc.                       $    386,916
  105,719  Chevron Corp. (b)                          10,479,925
    5,114  ConocoPhillips                                482,710
   10,102  Devon Energy Corp. (b)                      1,213,856
  187,998  Exxon Mobil Corp. (b)                      16,568,264
  101,538  Halliburton Co. (b)                         5,388,622
    6,740  Hess Corp.                                    850,521
   30,525  Marathon Oil Corp. (b)                      1,583,332
   22,543  Murphy Oil Corp. (b)                        2,210,341
   18,878  Noble Energy, Inc.                          1,898,372
    9,469  Occidental Petroleum Corp.                    850,884
   34,763  Schlumberger Ltd. (Netherlands
              Antilles) (b)                            3,734,589
   27,427  Williams Cos., Inc. (b)                     1,105,582
----------------------------------------------------------------
                                                      46,753,914
----------------------------------------------------------------
           FINANCIALS - 17.9%
  77,222   ACE Ltd. (Cayman Islands) (b)               4,254,160
  44,443   American Express Co. (b)                    1,674,168
   9,763   American International Group, Inc.            258,329
   8,744   Ameriprise Financial, Inc.                    355,618
  27,633   AvalonBay Communities, Inc., REIT (b)       2,463,758
 116,332   Bank of New York Mellon Corp. (b)           4,400,840
  38,735   Boston Properties, Inc., REIT (b)           3,494,672
   6,123   Capital One Financial Corp.                   232,735
  13,630   CB Richard Ellis Group, Inc. - Class A (a)    261,696
 227,305   Charles Schwab Corp. (b)                    4,668,845
  41,703   Chubb Corp.                                 2,043,864
  19,019   Cincinnati Financial Corp. (b)                483,083
     246   CME Group, Inc. (b)                            94,265
  28,948   Discover Financial Services                   381,245
  29,994   Fifth Third Bancorp                           305,339
   2,025   Franklin Resources, Inc. (b)                  185,591
 107,734   Host Hotels & Resorts, Inc., REIT (b)       1,470,569
  48,584   Janus Capital Group, Inc. (b)               1,286,018
 174,702   JPMorgan Chase & Co. (b)                    5,994,026
  79,331   Loews Corp. (b)                             3,720,624
 102,884   Marsh & McLennan Cos., Inc. (b)             2,731,570
  16,454   Northern Trust Corp. (b)                    1,128,251
  39,426   NYSE Euronext (b)                           1,997,321
      69   Prologis, REIT                                  3,750
   7,969   Public Storage, REIT                          643,815
  74,822   Regions Financial Corp.                       816,308


See notes to financial statements.

10 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued

NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           FINANCIALS (CONTINUED)
  13,516   State Street Corp. (b)                   $    864,889
  21,759   T Rowe Price Group, Inc. (b)                1,228,731
  89,112   Travelers Cos., Inc. (b)                    3,867,461
  11,975   Unum Group                                    244,889
----------------------------------------------------------------
                                                      51,556,430
----------------------------------------------------------------
           HEALTH CARE - 12.6%
   16,331  Aetna, Inc.                                   661,895
  140,315  AmerisourceBergen Corp. (b)                 5,611,197
   41,002  Amgen, Inc. (a)(b)                          1,933,654
   56,741  Baxter International, Inc. (b)              3,628,020
   30,491  Boston Scientific Corp. (a)                   374,734
   92,555  Cardinal Health, Inc. (b)                   4,773,987
   44,597  Cigna Corp. (b)                             1,578,288
    6,060  CR Bard, Inc.                                 532,977
   16,357  Genzyme Corp. (a)(b)                        1,178,031
   13,510  Humana, Inc. (a)(b)                           537,293
   97,402  McKesson Corp. (b)                          5,445,746
  103,512  Medco Health Solutions, Inc. (a)(b)         4,885,766
    8,155  Schering-Plough Corp.                         160,572
   51,005  Stryker Corp. (b)                           3,207,194
  258,448  Tenet Healthcare Corp. (a)(b)               1,436,971
   15,799  UnitedHealth Group, Inc.                      414,724
----------------------------------------------------------------
                                                      36,361,049
----------------------------------------------------------------
           INDUSTRIALS - 11.3%
   85,962  Boeing Co. (b)                              5,649,423
   14,099  C.H. Robinson Worldwide, Inc. (b)             773,189
   41,026  CSX Corp. (b)                               2,576,843
      461  Cummins, Inc.                                  30,205
   29,640  FedEx Corp. (b)                             2,335,335
    3,955  Fluor Corp. (b)                               735,946
  378,710  General Electric Co. (b)                   10,107,770
   19,490  Jacobs Engineering Group, Inc. (a)(b)       1,572,843
   13,827  Lockheed Martin Corp. (b)                   1,364,172
    3,017  Manitowoc Co., Inc.                            98,143
    5,124  Parker Hannifin Corp.                         365,444
    2,570  Precision Castparts Corp.                     247,671
   47,412  Raytheon Co. (b)                            2,668,347
   35,660  RR Donnelley & Sons Co. (b)                 1,058,745
   33,328  Union Pacific Corp. (b)                     2,516,264
    5,952  WW Grainger, Inc.                             486,874
----------------------------------------------------------------
                                                      32,587,214
----------------------------------------------------------------


NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           INFORMATION TECHNOLOGY - 17.8%
  154,588  CA, Inc. (b)                             $  3,569,437
   23,767  Computer Sciences Corp. (a)(b)              1,113,246
   72,333  Convergys Corp. (a)(b)                      1,074,868
  154,453  Corning, Inc. (b)                           3,560,142
   22,238  eBay, Inc. (a)                                607,765
  121,457  Electronic Data Systems Corp. (b)           2,992,701
    3,993  Google, Inc. - Class A (a)(b)               2,101,995
  188,025  Hewlett-Packard Co. (b)                     8,312,585
    6,155  Jabil Circuit, Inc. (b)                       101,004
  266,695  Microsoft Corp. (b)                         7,336,779
   78,381  Molex, Inc. (b)                             1,913,280
  161,259  Motorola, Inc. (b)                          1,183,641
   86,504  National Semiconductor Corp.                1,776,792
  329,226  Sun Microsystems, Inc. (a)(b)               3,581,979
   58,473  Teradyne, Inc. (a)                            647,296
  204,132  Texas Instruments, Inc. (b)                 5,748,357
    3,475  Tyco Electronics Ltd. (Bermuda)               124,475
  259,103  Unisys Corp. (a)(b)                         1,023,457
  134,935  Western Union Co. (b)                       3,335,593
   61,778  Yahoo!, Inc. (a)                            1,276,333
----------------------------------------------------------------
                                                      51,381,725
----------------------------------------------------------------
           MATERIALS - 6.0%
   97,229  Ashland, Inc. (b)                           4,686,438
   42,633  Du Pont (E.I.) de Nemours and Co. (b)       1,828,529
  100,735  Ecolab, Inc. (b)                            4,330,598
   12,635  Monsanto Co.                                1,597,569
   46,080  Newmont Mining Corp. (b)                    2,403,533
   19,698  Nucor Corp.                                 1,470,850
   60,957  Sealed Air Corp. (b)                        1,158,792
----------------------------------------------------------------
                                                      17,476,309
----------------------------------------------------------------
           TELECOMMUNICATIONS - 6.3%
   79,946  American Tower Corp. - Class A (a)(b)       3,377,719
  307,687  AT&T, Inc. (b)                             10,365,975
   98,079  Qwest Communications International, Inc.      385,450
  115,083  Verizon Communications, Inc. (b)            4,073,938
----------------------------------------------------------------
                                                      18,203,082
----------------------------------------------------------------

See notes to financial statements.

                                          SemiAnnual Report | June 30, 2008 | 11

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           UTILITIES - 3.8%
   39,877  American Electric Power Co., Inc.        $  1,604,252
  216,279  Dynegy, Inc. - Class A (a)(b)               1,849,185
   61,855  Edison International                        3,178,110
  108,998  PG&E Corp. (b)                              4,326,131
----------------------------------------------------------------
                                                      10,957,678
----------------------------------------------------------------
           TOTAL COMMON STOCKS - 117.3%
           (Cost $384,467,038)                       338,563,457
----------------------------------------------------------------
           TRACKING STOCKS (C) - 0.8%

           HEALTH CARE - 0.8%
  68,404   Applera Corp - Applied Biosystems Group (b)
           (Cost $2,172,965)                           2,290,166
----------------------------------------------------------------
           TOTAL LONG-TERM INVESTMENTS - 118.1%
           (Cost $386,640,003)                       340,853,623
----------------------------------------------------------------

PRINCIPAL
AMOUNT                                                     VALUE
----------------------------------------------------------------

            SHORT-TERM INVESTMENTS - 8.9%

            U.S. GOVERNMENT SECURITIES - 8.9%

$26,050,000 U.S. Treasury Bill yielding
            1.92% 12/04/08 maturity (b)
            (Cost $25,835,639)                        25,814,977
----------------------------------------------------------------
            TOTAL INVESTMENTS - 127.0%
            (Cost $412,475,642)                      366,668,600
            Securities Sold Short - (26.8%)
            (Proceeds $85,339,764)                   (77,499,235)
            Total Value of Options Written
            (Premiums received $6,404,803) - (1.2%)   (3,304,427)
            Other Assets less Liabilities - 1.0%       2,853,516
----------------------------------------------------------------
            NET ASSETS - 100.0%                     $288,718,454
================================================================



NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           SECURITIES SOLD SHORT - 26.8%

           COMMON STOCKS - 26.8%

           CONSUMER DISCRETIONARY - 4.9%
   15,138  Abercrombie & Fitch Co. - Class A        $    948,850
    3,012  Apollo Group, Inc. - Class A                  133,311
    2,786  AutoNation, Inc.                               27,916
   21,065  Autozone, Inc.                              2,549,076
    7,844  Bed Bath & Beyond, Inc.                       220,416
   53,229  Carnival Corp. (Panama)                     1,754,428
   33,774  CBS Corp. - Class B                           658,255
   71,566  DR Horton, Inc.                               776,491
   79,461  EW Scripps Co. - Class A                    3,300,810
   36,770  General Motors Corp.                          422,855
   27,094  Harley-Davidson, Inc.                         982,428
   52,939  KB Home                                       896,257
   38,493  Leggett & Platt, Inc.                         645,528
   15,723  Meredith Corp.                                444,804
    9,565  Starwood Hotels & Resorts Worldwide, Inc.     383,270
      144  Washington Post Co., Class B                   84,514
----------------------------------------------------------------
                                                      14,229,209
----------------------------------------------------------------
           CONSUMER STAPLES - 3.8%
   22,774  Clorox Co.                                  1,188,803
  105,478  Hershey Co.                                 3,457,569
   38,093  HJ Heinz Co.                                1,822,750
    5,179  Kellogg Co.                                   248,695
   14,012  Lorillard, Inc.                               969,070
   11,440  SUPERVALU, Inc.                               353,382
   31,799  UST, Inc.                                   1,736,543
   47,660  Whole Foods Market, Inc.                    1,129,065
----------------------------------------------------------------
                                                      10,905,877
----------------------------------------------------------------
           ENERGY - 1.2%
   39,515  Chesapeake Energy Corp.                     2,606,409
   12,227  Nabors Industries Ltd. (Bermuda)              601,935
    9,893  Tesoro Corp.                                  195,585
      394  XTO Energy, Inc.                               26,993
----------------------------------------------------------------
                                                       3,430,922
----------------------------------------------------------------

See notes to financial statements.

12 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund | PORTFOLIO OF INVESTMENTS (unaudited) continued


NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           FINANCIALS - 6.3%
   20,525  CIT Group, Inc.                          $    139,775
    3,889  Fannie Mae                                     75,874
  146,011  First Horizon National Corp.                1,084,862
   15,470  Freddie Mac                                   253,708
   74,098  General Growth Properties, Inc., REIT       2,595,653
   38,157  Hartford Financial Services Group, Inc.     2,463,798
   17,746  HCP, Inc., REIT                               564,500
    6,762  IntercontinentalExchange, Inc.                770,868
   54,717  Keycorp                                       600,793
   30,865  Lehman Brothers Holdings, Inc.                611,436
   84,769  Leucadia National Corp.                     3,979,057
   92,677  MBIA, Inc.                                    406,852
   41,095  Merrill Lynch & Co., Inc.                   1,303,122
   23,030  MGIC Investment Corp.                         140,713
   27,269  Morgan Stanley                                983,593
    9,118  Progressive Corp.                             170,689
   33,537  SLM Corp.                                     648,941
   63,745  XL Capital Ltd., Class A (Cayman Islands)   1,310,597
----------------------------------------------------------------
                                                      18,104,831
----------------------------------------------------------------
           HEALTH CARE - 2.7%
   10,061  Barr Pharmaceuticals, Inc.                    453,550
    4,100  Intuitive Surgical, Inc.                    1,104,540
   33,401  King Pharmaceuticals, Inc.                    349,708
    5,874  Millipore Corp.                               398,610
  288,897  Mylan, Inc.                                 3,486,987
   30,424  Waters Corp.                                1,962,348
----------------------------------------------------------------
                                                       7,755,743
----------------------------------------------------------------
           INDUSTRIALS - 1.0%
    2,613  Eaton Corp.                                   222,027
   82,325  Pitney Bowes, Inc.                          2,807,282
    3,428  Southwest Airlines Co.                         44,701
----------------------------------------------------------------
                                                       3,074,010
----------------------------------------------------------------
           INFORMATION TECHNOLOGY - 3.2%
   19,167  Advanced Micro Devices, Inc.                  111,744
    3,999  Affiliated Computer Services, Inc., Class A   213,906
   76,368  Fiserv, Inc.                                3,464,816
   37,582  Linear Technology Corp.                     1,224,046
   12,169  MEMC Electronic Materials, Inc.               748,880
  109,509  Paychex, Inc.                               3,425,442
----------------------------------------------------------------
                                                       9,188,834
----------------------------------------------------------------

NUMBER
OF SHARES                                                  VALUE
----------------------------------------------------------------
           MATERIALS - 1.1%
   62,941  Bemis Co., Inc.                          $  1,411,137
   33,096  Weyerhaeuser Co.                            1,692,530
----------------------------------------------------------------
                                                       3,103,667
----------------------------------------------------------------
           TELECOMMUNICATIONS - 2.2%
  277,728  Citizens Communications Co.                 3,149,435
   31,201  Embarq Corp.                                1,474,871
  145,373  Windstream Corp.                            1,793,903
----------------------------------------------------------------
                                                       6,418,209
----------------------------------------------------------------
           UTILITIES - 0.4%
   24,640  PPL Corp.                                   1,287,933
----------------------------------------------------------------
           TOTAL SECURITIES SOLD SHORT - 26.8 %
           (Proceeds $85,339,764)                   $ 77,499,235
================================================================

CONTRACTS
(100 SHARES                                          EXPIRATION     EXERCISE      MARKET
PER CONTRACT)    CALL OPTIONS WRITTEN(A)                   DATE        PRICE       VALUE
----------------------------------------------------------------------------------------
   8,325         AMEX Airline Index                   July 2008    $   17.50  $  416,250
     200         AMEX Natural Gas Index               July 2008       760.00     342,000
      98         AMEX Oil Index                       July 2008     1,580.00     192,080
     939         AMEX Securities Broker/Dealer Index  July 2008       160.00     138,502
     156         CBOE Oil Index                       July 2008       990.00     204,360
   2,424         KBW Bank Index                       July 2008        60.00     472,680
   1,570         KBW Mortgage Finance Index           July 2008        35.00     157,000
   2,603         KBW Mortgage Finance Index           July 2008        37.50     143,165
     155         Morgan Stanley Commodity Related
                 Equity Index                         July 2008       980.00     261,175
     162         Morgan Stanley Cyclical Index        July 2008       930.00      19,845
   1,053         Philadelphia Housing Index           July 2008       120.00      52,650
     300         S&P 500 Index                        July 2008     1,290.00     634,500
     381         S&P 500 Index                        July 2008     1,340.00     167,640
     446         S&P 500 Index                        July 2008     1,355.00     102,580
----------------------------------------------------------------------------------------
                 TOTAL CALL OPTIONS WRITTEN
                 (Premiums received $6,404,803)                               $3,304,427
========================================================================================

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b) All or a portion of these securities are held as collateral for Securities Sold Short and futures.

(c) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.


See notes to financial statements.

                                          SemiAnnual Report | June 30, 2008 | 13

OLA | Old Mutual/Claymore Long-Short Fund

Statement of ASSETS AND LIABILITIES | JUNE 30, 2008 (UNAUDITED)

ASSETS
   Investments, at value (cost $412,475,642)                                                      $366,668,600
   Variation margin on futures                                                                       7,867,692
   Unrealized appreciation on forward currency exchange contracts                                    2,773,452
   Dividends and interest receivable                                                                   443,227
   Other assets                                                                                         24,446
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 377,777,417
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Securities sold short, at value (proceeds $85,339,764)                                           77,499,235
   Options written, at value (premiums received of $6,404,803)                                       3,304,427
   Custodian bank                                                                                    6,478,969
   Unrealized depreciation on forward currency exchange contracts                                    1,293,609
   Advisory fee payable                                                                                244,712
   Investments purchased payable                                                                        31,555
   Administration fee payable                                                                           14,504
   Accrued expenses                                                                                    191,952
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             89,058,963
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $288,718,454
==============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,005,240 shares issued and outstanding                                                       $    190,052
Additional paid-in capital                                                                         362,050,032
Net unrealized depreciation on investments, futures, options,
   securities sold short, forwards and currency translation                                        (35,736,882)
Accumulated net realized loss on investments, futures, options, securities sold short,
   forwards and currency transactions                                                              (18,323,345)
Accumulated net investment loss                                                                    (19,461,403)
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $288,718,454
==============================================================================================================
NET ASSET VALUE
   (based on 19,005,240 common shares outstanding)                                                $      15.19
==============================================================================================================

See notes to financial statements.

14 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
   Dividends                                                                    $  3,308,178
   Interest                                                                          464,341
--------------------------------------------------------------------------------------------------------------
      Total income                                                                                $  3,772,519
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    1,532,720
   Dividends on securities sold short                                              1,316,583
   Custodian fee                                                                     306,277
   Trustees' fees and expenses                                                        68,810
   Professional fees                                                                  65,586
   Fund accounting                                                                    48,534
   Printing expense                                                                   45,081
   Administration fee                                                                 38,113
   NYSE listing fee                                                                   10,556
   Transfer agent fee                                                                  9,177
   Insurance                                                                           9,163
   Miscellaneous                                                                       5,906
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 3,456,506
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                            316,013
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                                                  (23,914,014)
      Futures                                                                                      (12,431,009)
      Options                                                                                        7,896,878
      Securities sold short                                                                         10,109,684
      Foreign currency forwards and currency transactions                                           (1,614,575)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (20,278,711)
      Futures                                                                                       (3,235,393)
      Options                                                                                        2,211,513
      Securities sold short                                                                          2,612,426
      Foreign currency forwards and currency translation                                             4,177,631
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss                                                                (34,465,570)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $(34,149,557)
==============================================================================================================

See notes to financial statements.

                                          SemiAnnual Report | June 30, 2008 | 15

OLA | Old Mutual/Claymore Long-Short Fund
Statement of CHANGES IN NET ASSETS |

                                                                                    FOR THE
                                                                           SIX MONTHS ENDED            FOR THE
                                                                              JUNE 30, 2008         YEAR ENDED
                                                                                (UNAUDITED)  DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income (loss)                                               $    316,013         $(1,954,648)
   Net realized gain (loss) on investments, futures, options,
      securities sold short, forwards and currency transactions                (19,953,036)         36,920,981
   Net unrealized appreciation (depreciation) on investments, futures,
      options, securities sold short, forwards and currency translation        (14,512,534)        (25,521,665)
--------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations          (34,149,557)          9,444,668
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                                 (15,204,192)        (30,408,384)
--------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                  (49,353,749)        (20,963,716)
NET ASSETS
   Beginning of period                                                         338,072,203         359,035,919
--------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment loss of
   ($19,461,403) and ($4,573,224), respectively)                              $288,718,454        $338,072,203
==============================================================================================================

See notes to financial statements.

16 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund
Financial HIGHLIGHTS |

                                                                   FOR THE                                           FOR THE PERIOD
                                                          SIX MONTHS ENDED            FOR THE            FOR THE   AUGUST 25, 2005*
PER SHARE OPERATING PERFORMANCE                              JUNE 30, 2008         YEAR ENDED         YEAR ENDED        THROUGH FOR
A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD               (UNAUDITED)  DECEMBER 31, 2007  DECEMBER 31, 2006  DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   17.79               $  18.89           $  18.80      $  19.10(a)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (b)                               0.02                  (0.10)              0.07         0.04
   Net realized and unrealized gain on investments,
      futures, options, securities sold short,
      forwards and foreign currency                              (1.82)                  0.60               1.62         0.10
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           (1.80)                  0.50               1.69         0.14
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED
   TO PAID-IN CAPITAL                                                -                      -                  -        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income                   (0.80)                 (1.60)             (1.60)       (0.40)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $   15.19               $  17.79           $  18.89      $ 18.80
====================================================================================================================================
MARKET VALUE, END OF PERIOD                                  $   13.23               $  15.33           $  18.33      $ 16.47
====================================================================================================================================
TOTAL INVESTMENT RETURN (C)
   Net asset value                                              -10.13%                  2.54%              9.36%        0.52%
   Market value                                                  -8.51%                 -8.45%             21.70%      -15.76%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                        $288,718                $338,072           $359,036      $357,292

RATIOS TO AVERAGE NET ASSETS,
   INCLUDING DIVIDEND EXPENSE ON
   SECURITIES SOLD SHORT:
Total expense ratio                                               2.26%(d)               2.81%              2.00%        1.58%(d)(e)
   Operating expense ratio                                        1.40%(d)               1.50%              1.52%        1.34%(d)
   Dividends paid on securities sold short                        0.86%(d)               1.31%              0.48%        0.24%(d)(e)
Net investment income (loss) ratio                                0.21%(d)              -0.55%              0.39%        0.75%(d)(e)
Portfolio turnover                                                 115%                   323%               248%          60%

*    Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments. The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment income ratio would have been 0.68%.

See notes to financial statements.

                                          SemiAnnual Report | June 30, 2008 | 17

OLA | Old Mutual/Claymore Long-Short Fund

Notes to FINANCIAL STATEMENTS | JUNE 30, 2008 (UNAUDITED)

Note 1 - ORGANIZATION:

Old Mutual/Claymore Long-Short Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund's primary investment objective is to provide a high level of current income and current gains. The Fund's secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and by selling securities short in the S&P 500 Index that it believes will underperform relative to the average stock in the S&P 500. The Fund will also write (sell) call options on equity indices and, to a lesser extent, on individual securities held in the Fund's portfolio. The Fund may also employ a variety of other strategies involving futures and forward contracts and other derivative instruments in an attempt to enhance the Fund's investment returns. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS AND DERIVATIVES

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Futures and options on future contracts are valued at the settlement price determined by the exchange on which they are traded. Forward exchange currency contracts are valued daily at current exchange rates. All other types of securities, including restricted securities, and securities for which market quotations are not readily available, are valued as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities having a remaining maturity of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of June 30, 2008 were as follows:

Valuations at June 30, 2008

DESCRIPTION      SECURITIES      DERIVATIVES               TOTAL
----------------------------------------------------------------
(value in $000s)
Assets:
Level 1           $ 366,669         $      -           $ 366,669
Level 2                   -           10,308              10,308
Level 3                   -                -                   -
----------------------------------------------------------------
Total             $ 366,669         $ 10,308           $ 376,977
================================================================

Liabilities:
Level 1           $  77,499         $  3,305           $  80,804
Level 2                   -           11,191              11,191
Level 3                   -                -                   -
----------------------------------------------------------------
Total             $  77,499         $ 14,496           $  91,995
================================================================

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) FUTURES

The Fund may engage in asset allocation strategies by purchasing or selling futures contracts on U.S. and foreign securities, indices and other assets. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The Fund may use futures contracts in an attempt to enhance the Fund's investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund's portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's portfolio securities being hedged.

(D) OPTIONS

The Fund will opportunistically employ an option strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund's shareholders and reduce overall portfolio risk. The Fund intends to pursue its options strategy primarily by writing call options on equity indices. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have


18 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium.

(E) SECURITIES SOLD SHORT

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but rather has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral held in a segregated account at the custodian. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from a short sale may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(F) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations.

(G) FORWARD EXCHANGE CURRENCY CONTRACTS

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts are included in net realized gain or loss on foreign currency forwards and currency transactions on the Statement of Operations.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation on foreign currency forwards and currency translation on the Statement of Operations.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. We currently anticipate most, if not all, of the quarterly distributions will be sourced from returns of capital. However, the final determination of the source of distributions for tax purposes will be made in January 2009.


Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT
         AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Analytic Investors, LLC. ("Analytic"or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily total net assets.

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total net assets. Analytic is an affiliate of Old Mutual (US) Holdings, Inc.

The Adviser provides Fund Administration services to the Fund. For its services, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total net assets of the Fund:

NET ASSETS                                                  RATE
================================================================
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.


                                          SemiAnnual Report | June 30, 2008 | 19

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Capital losses and foreign currency transactions incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer foreign currency related losses from 2007 in the amount of $7,274,206.

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of June 30, 2008 is as follows:

                                                                        NET TAX
     COST OF                                         NET TAX         UNREALIZED
 INVESTMENTS       GROSS TAX      GROSS TAX       UNREALIZED    DEPRECIATION ON
     FOR TAX      UNREALIZED     UNREALIZED  DEPRECIATION ON    DERIVATIVES AND
    PURPOSES    APPRECIATION   DEPRECIATION      INVESTMENTS   FOREIGN CURRENCY
--------------------------------------------------------------------------------
$412,862,179      $7,206,063   ($53,399,642)    ($46,193,579)       ($4,271,023)

Information on the tax components of securities sold short as of June 30, 2008 is as follows:

                                                                         NET TAX
 PROCEEDS FROM                                                        UNREALIZED
    SECURITIES            GROSS TAX             GROSS TAX           APPRECIATION
SOLD SHORT FOR           UNREALIZED            UNREALIZED          ON SECURITIES
  TAX PURPOSES         APPRECIATION          DEPRECIATION             SOLD SHORT
--------------------------------------------------------------------------------
   $85,285,423           $9,436,551           ($1,650,363)            $7,786,188

Tax components of the following balances as of December 31, 2007 are as follows:

                                                               DECEMBER 31, 2007
--------------------------------------------------------------------------------
Undistributed ordinary income                                       ($4,518,893)
Accumulated capital and other losses                                           -

For the year ended December 31, 2007, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

DISTRIBUTIONS PAID FROM:                                                    2007
--------------------------------------------------------------------------------
Ordinary income                                                      $26,761,014
Capital Gain                                                           3,647,370
--------------------------------------------------------------------------------
                                                                     $30,408,384
--------------------------------------------------------------------------------

The final determination of the source of the 2008 distributions for tax purposes will be made after the end of the Fund's fiscal year and will be reported to shareholders in January 2009 on IRS Form 1099 DIV.

On July 13, 2006, the FASB released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of June 30, 2008.

Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN:

For the six months ended June 30, 2008, purchases and sales of investments, excluding written options and short-term securities, were $430,684,691 and $441,208,930, respectively.

The Fund entered into written call option contracts during the six months ended June 30, 2008. Details of the transactions were as follows:

                                                  NUMBER OF
                                                  CONTRACTS    PREMIUMS RECEIVED
--------------------------------------------------------------------------------
Options outstanding, beginning of year                6,550        $  8,372,488
Options written, during the year                     77,419          64,980,571
Options expired, during the year                    (14,666)         (9,965,883)
Options closed, during the year                     (50,491)        (56,982,373)
--------------------------------------------------------------------------------
Options outstanding, end of year                     18,812        $  6,404,803
--------------------------------------------------------------------------------

Note 6 - DERIVATIVES:
At June 30, 2008, the following futures contracts were outstanding:

                                                                      UNREALIZED
                                                     NUMBER OF      APPRECIATION
LONG CONTRACTS                                       CONTRACTS    (DEPRECIATION)
--------------------------------------------------------------------------------
Amsterdam Exchanges Index - July 2008
(Current notional value of 85,220 Euro per contract)       297    $  (3,279,080)
CAC 40 10 Year Euro Index - July 2008
(Current notional value of 44,440 Euro per contract)       420       (1,794,291)
CBOE Volatility Index - July 2008
(Current notional value of $24,190 per contract)           138           46,920
CBOE Volatility Index - August 2008
(Current notional value of $23,930 per contract)           143          (28,640)
DAX Index - September 2008
(Current notional value of 162,000 Euro per contract)       35         (472,863)
Dow Jones Euro STOXX 50 - September 2008
(Current notional value of 33,800 Euro per contract)        56         (160,763)
FTSE 100 Index - September 2008
(Current notional value of 56,480 Pound Sterling
   per contract)                                           257         (928,898)
Hang Seng Stock Index - July 2008
(Current notional value of 1,106,000 Hong Kong
   dollars per contract)                                   130         (458,110)
S&P/MIB Index - September 2008
(Current notional value of 148,380 Euro per contract)      230       (2,774,890)
--------------------------------------------------------------------------------
                                                         1,706    $  (9,850,615)
--------------------------------------------------------------------------------

SHORT CONTRACTS
--------------------------------------------------------------------------------
IBEX 35 Index - July 2008
(Current notional value of 119,540 Euro per contract)       50          661,748
QMXS 30 Index - July 2008
(Current notional value of 86,250 Swedish Krona
   per contract)                                           534          755,306
S&P 500 - September 2008
(Current notional value of $64,055 per contract)           618        1,920,435
S&P/TSE 60 Index - September 2008
(Current notional value of 173,240 Canadian dollars
   per contract)                                           150          558,366
SPI 200 Index - September 2008
(Current notional value of 129,825 Australian dollars
   per contract)                                           530        2,284,775
TOPIX Index - September 2008
(Current notional value of 13,185,000 Japanese Yen
   per contract)                                           165        1,307,231
--------------------------------------------------------------------------------
                                                         2,047      $ 7,487,861
--------------------------------------------------------------------------------
                                                         3,753      $(2,362,754)
--------------------------------------------------------------------------------
All notional values are denominated in local currencies.


20 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

At June 30, 2008, the following forward exchange currency contracts were outstanding:

                                                           LOCAL      UNREALIZED
                                                        CURRENCY    APPRECIATION
LONG CONTRACTS                                             VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
Australian Dollar, 68,000,000 expiring 9/17/08        64,585,579    $ 1,051,818
Euro, 6,000,000 expiring 9/17/08                       9,415,761        122,121
Norwegian Krone, 360,000,000 expiring 9/17/08         70,124,901        847,503
Pound Sterling, 25,000,000 expiring 9/17/08           49,457,760        752,010
--------------------------------------------------------------------------------
                                                                    $ 2,773,452
--------------------------------------------------------------------------------

SHORT CONTRACTS
--------------------------------------------------------------------------------
Canadian Dollar, 64,000,000 expiring 9/17/08          63,021,073       (196,521)
New Zealand Dollar, 22,000,000 expiring 9/17/08       16,530,979       (172,879)
Swiss Franc, 70,000,000 expiring 9/17/08              68,768,787       (924,209)
--------------------------------------------------------------------------------
                                                                     (1,293,609)
--------------------------------------------------------------------------------
                                                                    $ 1,479,843
--------------------------------------------------------------------------------

Note 7 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding.

There were no transactions in common shares during the six months ended June 30, 2008 or the year ended December 31, 2007.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -ACCOUNTING PRONOUNCEMENT:

In March 2008, the FASB issued Statement of Financial Accounting Standard No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


                                          SemiAnnual Report | June 30, 2008 | 21

OLA | Old Mutual/Claymore Long-Short Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

TRUSTEES

The Trustees of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

                                                                                        NUMBER OF
NAME, ADDRESS,* YEAR OF  TERM OF OFFICE**   PRINCIPAL OCCUPATION DURING                 PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF      THE PAST FIVE YEARS AND                     FUND COMPLEX***         OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED        OTHER AFFILIATIONS                          OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2005         Investor (2001-present). Formerly,          42                      None.
Year of Birth: 1951                         Senior Vice President & Treasurer,
Trustee                                     Pepsi Co., Inc. (1993-1997),
                                            President, Pizza Hut International
                                            (1991-1993) and Senior Vice
                                            President, Strategic Planning and
                                            New Business Development
                                            (1987-1990) of PepsiCo, Inc.
                                            (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler         Since 2005         Formerly, President, Chief                  2                       Director, SXC Health
Year of Birth: 1955                         Executive Officer and Director of                                   Solutions, Corp.
Trustee                                     Priority Healthcare Corp.
                                            (2002-2005). Formerly, President
                                            and Chief Operating Officer of
                                            Priority Healthcare Corp.
                                            (2001-2002). Formerly, Executive
                                            Vice President and Chief Operating
                                            Officer of Priority Healthcare
                                            Corp.(2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje          Since 2005         Formerly, President and Chief               2                       Trustee, Old Mutual
Year of Birth: 1942                         Investment Officer of TRW                                           Advisor Mutual
Trustee                                     Investment Management Co.                                           Funds.
                                            (1990-2003).
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore            Since 2005         Partner at WilSource Enterprise             2                       Trustee, Old Mutual
Year of Birth: 1955                         (December 2005-Present).                                            Advisor Mutual
Trustee                                     Previously, Managing Director High                                  Funds.
                                            Sierra Energy L.P., (2004-2005).
                                            Formerly, Portfolio Manager and
                                            Vice President of Janus Capital
                                            Corp. (2000-2002) and Senior
                                            Analyst/Portfolio Manager of
                                            Marsico Capital Management
                                            (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2005         Partner of Nyberg & Cassioppi, LLC,         45                      None.
Year of Birth: 1953                         a law firm specializing in
Trustee                                     corporate law, estate planning and
                                            business transactions
                                            (2000-present). Formerly, Executive
                                            Vice President, General Counsel and
                                            Corporate Secretary of Van Kampen
                                            Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2005         Retired. Formerly, Vice President,          42                      None.
Year of Birth: 1958                         Manager and Portfolio Manager of
Trustee                                     Nuveen Asset Management
                                            (1998-1999), Vice President of
                                            Nuveen Investment Advisory Corp.
                                            (1992-1999), Vice President and
                                            Manager of Nuveen Unit Investment
                                            Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio
                                            Manager of Nuveen Unit Investment
                                            Trusts (1988-1999), each of John
                                            Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+   Since 2005         Senior Vice President of Product            2                        None
Year of Birth: 1961                         Strategy and Retirement Solutions
Trustee                                     Planning, Director of Investment
                                            Services, Old Mutual Asset
                                            Management (2003-present).
                                            Formerly, Senior Vice President of
                                            Consulting Relationships, Fidelity
                                            Management Trust Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++       Since 2005         Attorney. Formerly, Senior Managing         45                       None
Year of Birth: 1965                         Director and Chief Administrative
Trustee                                     Officer (2007-2008) and General
                                            Counsel (2001-2007)of Claymore
                                            Advisors, LLC and Claymore
                                            Securities, Inc. (2001-2008).
                                            Formerly, Assistant General
                                            Counsel, John Nuveen and Company,
                                            Inc. (1999-2000). Former Vice
                                            President and Associate General
                                            Counsel of Van Kampen Investments,
                                            Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     -Messrs. Appelstein and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     -Messrs. Cosler, Dalmaso and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of and his equity ownership in Claymore Advisors, LLC, the Fund's Investment Adviser and certain of its affiliates.


22 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The Officers of the Old Mutual/Claymore Long-Short Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND      PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED     AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Effective May 29, 2008    Senior Managing Director and Chief Investment Officer of Claymore
Year of Birth: 1955                                           Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief
Chief Executive Officer                                       Executive Officer of certain other funds in the Fund Complex.
                                                              Formerly, Managing Director of Research, Nuveen Asset Management
                                                              (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Effective May 29, 2008    Senior Managing Director and General Counsel of Claymore Advisors,
Year of Birth: 1959                                           LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present).
Chief Legal Officer                                           Chief Legal Officer of certain other funds in the Fund Complex.
                                                              Formerly, Associate General Counsel and Assistant Corporate Secretary
                                                              of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2005                Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                           Securities, Inc. (2005- present). Previously, Chief Financial Officer
Chief Accounting Officer,                                     of Claymore Group Inc. (2005-2006). Managing Director of Claymore
Chief Financial Officer                                       Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of
and Treasurer                                                 Henderson Global Funds and Operations Manager for Henderson Global
                                                              Investors (North America) Inc. (2002-2003); Managing Director,
                                                              FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                              Investments (1999-2001); Chief Financial Officer, Skyline Asset
                                                              Management LP (1999); Vice President, Van Kampen Investments and
                                                              Assistant Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                Since 2006                Vice President; Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1971                                           (2006-present). Secretary of certain funds in the Fund Complex.
Secretary                                                     Previously, Chief Compliance Officer and Clerk, The Preferred Group of
                                                              Mutual Funds (2005-2006); Chief Compliance Officer and Secretary,
                                                              Caterpillar Investment Management Ltd (2005-2006); Securities Counsel,
                                                              Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher
                                                              & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006                Vice President-Fund Compliance Officer of Claymore Group Inc. (Feb
Year of Birth: 1957                                           2006-present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                      Secretary of Harris Investment Management, Inc. (2003-2006).
                                                              Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                          SemiAnnual Report | June 30, 2008 | 23

OLA | Old Mutual/Claymore Long-Short Fund


Dividend Reinvestment PLAN | (unaudited)



Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, New York 10286, Phone Number:
(866) 488-3559.


24 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Board Considerations Regarding Investment Advisory AGREEMENT AND
SUBADVISORY AGREEMENT CONTRACT RE-APPROVAL | (unaudited)


On January 22, 2008, the Board of Trustees (the "Board"), including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees"), of Old Mutual/Claymore Long-Short Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the subadvisory agreement (the "Subadvisory Agreement") among the Adviser, the Fund and Analytic Investors LLC (the "Subadviser"). (The Investment Advisory Agreement and the Subadvisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, the Subadviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Subadviser provided extensive information in response to the request. Among other information, the Adviser and the Subadviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and the Subadviser and information comparing the investment performance, advisory fee and total expenses of the Fund to other funds, information about the profitability of the Advisory Agreements to the Adviser and the Subadviser and the compliance policies and procedures adopted by each of the Adviser and the Subadviser.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund's assets to the Subadviser. The Board considered the Adviser's responsibility to oversee the Subadviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser's Advisory Oversight Group. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund's investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board reviewed the Fund's investment performance by reviewing the Fund's return on a net asset value and market price basis for the three month, six month, one year and since inception (August 25, 2005) periods ended December 31, 2007 and compared it to the net asset value and market price returns of a peer group of closed-end funds, which also invest primarily in domestic equity securities and which employ an options writing (selling) program ("peer group of funds"), and the Fund's benchmark indices (the S&P 500 Index and the CBOE Buy-Write (BXM) Index) for the same time periods. The Board noted that the Fund's investment results were consistent with the Fund's investment objective. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to the Subadviser. The Board concluded that the Adviser had appropriately reviewed and monitored the Subadviser's investment performance and efforts to seek the Fund's investment objective, and that the Adviser's performance was satisfactory.

The Board compared the Fund's advisory fee (which includes the subadvisory fee paid to the Subadviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement, including paying the subadvisory fees to the Subadviser. The Board concluded that the Adviser's profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Because of the nature of closed-end funds, the Board does not expect the Fund to grow significantly in the next twelve months. The Board also considered the Adviser's statement that, although it has increased assets under management as a result of new product offerings, it has also increased staff and upgraded systems as a result and the Adviser thus does not anticipate achieving economies of scale with respect to the Fund in the coming year. Therefore, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services at the time the Investment Advisory Agreement was being reviewed.

The Board considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provided it with additional revenue and concluded that the management fee was reasonable, taking into account this benefit. The Board also considered the Adviser's statement that it benefited from its association with the Subadviser and that the Adviser anticipates that it may derive future benefits as a result of potential new product offerings.

SUBADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Subadviser, the Board considered the qualifications, experience, good reputation and skills of the Subadviser's portfolio management and other key personnel. The Board reviewed information regarding the Subadviser's financial statements. The Board considered the Subadviser's ability to achieve the Fund's investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation, and noted the Fund's performance relative to its benchmark indices and the peer group of funds. The Board concluded that the Subadviser was qualified to provide the services under the Subadvisory Agreement.

In evaluating investment performance, the Board reviewed the level of the Fund's distributions and the Fund's investment performance on a net asset value basis relative to the S&P 500 and BXM indices over relevant time periods. The Board considered that the



                                          SemiAnnual Report | June 30, 2008 | 25

OLA | Old Mutual/Claymore Long-Short Fund | BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT CONTRACT RE-APPROVAL (unaudited) continued


Subadviser's management of the Fund's portfolio had produced consistent quarterly distributions of $0.40 per share, in accordance with the Fund's primary investment objective of seeking a high level of current income and gains. The Board also considered that the Fund's total return was lower than the returns of the indices, but noted the Subadviser's statement that the Fund's underperformance relative to the indices during 2007 was primarily due to the Fund's global asset allocation overlay strategy which was negatively impacted by problems in the credit markets. With respect to the Fund's market price performance, the Board considered that the Fund's shares were trading at a discount and at a larger discount than the average of the peer group of funds. The Board noted, however, that the Fund's performance on a market price basis was in line with the peer group of funds for the year ended December 31, 2007. The Board concluded that the Fund's performance was satisfactory.

The Board reviewed the subadvisory fee paid by the Adviser to the Subadviser and compared it to the fees charged by the Subadviser to other accounts with investment strategies comparable to the Fund's for which the Subadviser serves as adviser or subadviser, including to a registered open-end investment company. The Board noted that the sub-advisory fee charged to the Fund was at the low end of the range of advisory fees charged by the Subadviser to these comparable accounts. Accordingly, the Board concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Subadviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Subadviser received under the Subadvisory Agreement and estimated direct and indirect allocated expenses of the Subadviser in providing services under the Subadvisory Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets, and that the Subadviser anticipates its expenses relating to providing services to the Fund will remain the same over the next year. Given these factors, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services at the time the Subadvisory Agreement was being reviewed.

The Board considered other benefits derived by the Subadviser from its relationship with the Fund. The Board noted the Subadviser's statement that it does not enter into soft dollar arrangements and that it is not aware of any other benefits from its relationship with the Fund. The Board concluded that the subadvisory fee was reasonable, taking into account these factors.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.


26 | SemiAnnual Report | June 30, 2008

OLA | Old Mutual/Claymore Long-Short Fund

Fund INFORMATION |


BOARD OF TRUSTEES

Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso**

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr..

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, Claymore Advisors, LLC, the Fund's Investment Adviser and certain of its affiliates.


OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Matthew J. Patterson
Secretary

Bruce Saxon
Chief Compliance Officer


INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Analytic Investors, LLC
Los Angeles, California

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND FOR SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF OLD MUTUAL/CLAYMORE LONG-SHORT FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, New York 12086
     (866) 488-3559

This report is sent to shareholders of Old Mutual/Claymore Long-Short Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com . The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In June 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                          SemiAnnual Report | June 30, 2008 | 27

OLA | Old Mutual/Claymore Long-Short Fund

About the FUND MANAGER |


ANALYTIC INVESTORS, LLC

Analytic Investors specializes in the application of systematic investment processes to evaluate and exploit opportunities in the global equity, fixed income and derivative securities markets. Based in Los Angeles and wholly owned by Old Mutual plc, Analytic employs 35 professionals and manages more than $11 billion. The firm manages a range of traditional, long-only equity products as well as a number of absolute return strategies. The firm was founded in 1970 and, since that time, has focused on delivering valued-added, risk-controlled investment strategies to its range of institutional, fund-of-fund, and high net worth clients.

INVESTMENT PHILOSOPHY

Analytic's philosophy is anchored in the conviction that the systematic application of quantitative techniques to assess opportunity has the potential to deliver quality, risk-adjusted performance, regardless of market cycle. Analytic's quantitative methods bring together the best attributes of individual security selection and unbiased portfolio modeling, yielding a management style that is both disciplined and responsive.


INVESTMENT PROCESS
Analytic's innovative research seeks to uncover the factors that are driving performance and are likely to be important going forward. Two core beliefs underlie the firm's investment process:

     o The attractiveness of every security is determined by a multitude of factors that can be measured.

     o The desirability of a security's characteristics change with economic conditions.

Sophisticated quantitative techniques enable Analytic to simultaneously analyze a variety of unique characteristics - such as relative valuation, growth potential, historical returns, liquidity and risk - in an effort to identify and exploit opportunities. Analytic uses thorough statistical analysis in an attempt to identify the merits of each security as well as the relationships between each security's measurable characteristics that may be driving its performance.

Analytic's proprietary multi-factor return models are applied in a risk-controlled environment. The firm's highly evolved and successful approach, supported by the research efforts of its investment team, capitalizes on opportunity while neutralizing systematic market exposure and overall risk.


CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(08/08)


            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE


                                       OLA
                                     LISTED
                                      NYSE


                                                                    OLA-SAR-0608

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Old Mutual/Claymore Long-Short Fund

By: /s/ J. Thomas Futrell
   -----------------------------------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  September 5, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ J. Thomas Futrell
   -----------------------------------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  September 5, 2008


By: /s/ Steven M. Hill
   -----------------------------------------------------------------------------

Name:  Steven M. Hill

Title: Treasurer and Chief Financial Officer

Date:  September 5, 2008